UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2012

VIASPACE INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-110680 (Commission File Number)	76-0742386 (IRS Employer Identification No.)

382 N. Lemon Ave., Suite 364

Walnut, CA 91789

(Address of principal executive offices, including zip code)

(former address if applicable)

Registrant's telephone number, including area code: (626) 768-3360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

On October 5, 2012, VIASPACE Inc. (the “Registrant”) filed a Form 8-K which disclosed that VIASPACE Green Energy Inc. (“VGE”) delivered 6,503,920 newly-issued shares of common stock of VGE to Changs, LLC under the Recapitalization Agreement entered into by the Registrant, VGE, Stephen Muzi, Carl Kukkonen, Sung Chang and Changs, LLC.

The correct number of VGE shares delivered to Changs, LLC was 8,384,320 shares, or 80% of the outstanding common shares of VGE.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASPACE INC.

(Registrant)

Date: October 10, 2012	By: /s/ Carl Kukkonen
Chief Executive Officer